TM TM HLSS Servicer Advance Receivables Trust Investor Presentation Exhibit 99.1 * * * * * * * * * * *

FORWARD-LOOKING STATEMENTS:
THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES.
ALL STATEMENTS IN THIS PRESENTATION OTHER THAN STATEMENTS OF HISTORICAL FACTS ARE FORWARD-
LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO INHERENT RISKS AND
UNCERTAINTIES IN PREDICTING FUTURE RESULTS AND CONDITIONS THAT COULD CAUSE THE COMPANY’S
ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE FORWARD-LOOKING
STATEMENTS. WE HAVE INCLUDED IMPORTANT FACTORS IN THE CAUTIONARY STATEMENTS MADE IN OUR
ANNUAL REPORT ON FORM 10-K, PARTICULARLY UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S
DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS,” THAT WE BELIEVE
COULD CAUSE OUR ACTUAL RESULTS OR EVENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR
IMPLIED BY THE FORWARD LOOKING STATEMENTS THAT WE MAKE IN THIS PRESENTATION. IN LIGHT OF THE
SIGNIFICANT UNCERTAINTIES IN THESE FORWARD-LOOKING STATEMENTS, YOU SHOULD NOT REGARD THESE
STATEMENTS AS A REPRESENTATION OR WARRANTY BY US OR ANY OTHER PERSON THAT WE WILL ACHIEVE
OUR OBJECTIVES AND PLANS IN ANY SPECIFIED TIME FRAME, OR AT ALL. UNLESS REQUIRED BY LAW, WE
UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO
REFLECT NEW INFORMATION OR FUTURE EVENTS OR OTHERWISE.
NON-GAAP MEASURES:
OUR PRESENTATION CONTAINS REFERENCES TO SERVICING REVENUE AND SERVICING EXPENSE, WHICH ARE
NON-GAAP PERFORMANCE MEASURES. WE BELIEVE THESE NON-GAAP PERFORMANCE MEASURES MAY
PROVIDE ADDITIONAL MEANINGFUL COMPARISONS BETWEEN CURRENT RESULTS AND RESULTS IN PRIOR
PERIODS. NON-GAAP PERFORMANCE MEASURES SHOULD BE VIEWED IN ADDITION TO, AND NOT AS AN
ALTERNATIVE FOR, THE COMPANY’S REPORTED RESULTS UNDER ACCOUNTING PRINCIPLES GENERALLY
ACCEPTED IN THE UNITED STATES.

Disclaimer

Table of Contents 3 Agenda 1. HLSS Overview 2. Ocwen Overview 3. HSART Master Trust Overview 4. Appendices

HLSS Overview 4 * * * * * * * * * **

HLSS Overview
Earned $27.9mm, or $0.48 per ordinary share
Declared dividends totaling $25.9mm for the quarter, or $0.45 per average share outstanding during the period
Increased UPB to $99.9bn and improved the ratio of advances to UPB to 3.71%
Earnings include a $0.02 per share benefit from reduced amortization due to several factors that reduced the prepayment speed to 12.50% from the benchmark rate of 13.50%
Total market capitalization of $1.6bn as of October 3, 2013 and total equity of $1.2bn as of June 30, 2013
HLSS Overview

Company Overview
Second Quarter 2013 Financial Highlights
HLSS has built a portfolio of high quality mortgage servicing assets and continues to grow through its strategic relationship with Ocwen
HLSS is an independent acquirer of high quality mortgage servicing assets
Mortgage servicing advances
Rights to fees from servicing non-agency mortgage loans (rights to MSRs)
HLSS launched in March 2012 using the $180.5mm in net proceeds from its IPO and Private Placement to acquire rights to
MSRs with $15.2bn UPB from Ocwen
Since the IPO, HLSS has raised an additional $1.1bn of total equity in three follow-on offerings and an additional $350.0mm from the issuance of a senior secured term loan.  Proceeds, along with cash generated available for reinvestment, were primarily used to purchase rights to MSRs and servicing advance assets from Ocwen with $177.6bn UPB
The company has engaged Ocwen to service the mortgage loans underlying its mortgage servicing assets. HLSS does not intend to develop its own mortgage servicing platform and does not originate or purchase mortgage loans
The company’s primary objective is to deliver attractive and consistent risk-adjusted returns to shareholders. HLSS intends to distribute at least 90.00% of its net income over time to shareholders in the form of a monthly cash dividend

2012 Portfolio Acquisitions and Milestones

HLSS has steadily acquired the rights to MSRs and related servicer advances from Ocwen which continue to be serviced by Ocwen via servicing/subservicing agreements
HLSS Overview
HLSS has acquired $6.7bn of servicer advance receivables since its IPO in March 2012
September 2012
Purchased rights to MSRs with
$21.2bn UPB
Included $702.7mm of servicer
advance receivables
July August June May April March October September November December
September 2012
Priced a follow-on equity offering
with gross proceeds of
approximately $249.9mm
September 2012
Acquired rights to MSRs with
$6.7bn UPB
Included $225.4mm of servicer
advance receivables
December 2012
Priced a follow-on equity offering
with gross proceeds of
$499.1mm
May 2012
Acquired rights to MSRs with
$2.9bn UPB
Included $92.2mm of servicer
advance receivables
March 2012
Gross proceeds of $196.6mm from
an IPO and Private Placement and
acquisition of rights to MSRs with
$15.2bn UPB
Acquired HomEq servicer advance
facility with $413.4mm of servicer
advance receivables
August 2012
Acquired rights to MSRs with
$2.1bn UPB
Included $68.2mm of servicer
advance receivables
October 2012
Issued $250.0mm in one-year
and $450.0mm in three-year
fixed rate term notes at a
weighted average spread over
LIBOR of 1.55%
December 2012
Acquired rights to MSRs with
$34.6bn UPB
Included $1.7bn of servicer
advance receivables

May June
January 2013
Issued $650.0mm in one-
year, $350.0mm in three-
year and $150.0mm in
five-year notes at a
weighted average spread
over LIBOR of 0.94%
March 2013
Acquired rights to MSRs with
$15.9bn UPB
Included $703.2mm of servicer
advance receivables
April March February January
2013 Portfolio Acquisitions and Milestones

May 2013
Issued $375.0mm in two-year
and $475.0mm in four-year notes
at a weighted average spread
over LIBOR of 1.04%
Goals and Plans
Remaining Ocwen portfolio, including announced acquisitions, includes similar assets with over $58bn UPB as of June 30, 2013 available for purchase by HLSS, and Ocwen has acquisition pipeline of over $400.0bn UPB at June 30, 2013
HLSS intends to use cash flow in excess of dividends to purchase MSR & servicing advances from Ocwen on a flow basis
HLSS may complete additional large bulk purchases using proceeds from capital raises
Currently focused on the Alt-A and Subprime sectors
May purchase assets from third-parties, but view Ocwen-serviced assets as a priority in the near-term
Developing efficient funding sources for the servicer advance assets will be a key focal point, and HLSS intends to access the Term
ABS markets frequently with multiple issuances expected per year
July
May 2013
Acquired rights to MSRs with
$10.6bn UPB
Includes $376.6mm of servicer
advance receivables
June 2013
Priced a follow-on equity
offering with gross
proceeds of $325.7mm
Entered into a $350.0mm
senior secured term loan
facility
July 2013
Acquired rights to MSRs with
$83.6bn UPB
Includes $2.4bn of servicer advance
receivables
August 2013
Issued $350.0mm in one-year
notes at a weighted average
spread over LIBOR of 0.98%
HLSS Overview
August September
September 2013
Issued $200.0mm in one-year and
$200.0mm in three-year notes at a
weighted average spread over
LIBOR of 1.05%

Veteran management team with extensive mortgage servicing experience
HLSS Overview
Served as Chairman since the
inception of HLSS
Chairman of Ocwen since September
1996 and Altisource since 2009
CEO of Ocwen Financial from
January 1988 to May 1998
Managing General Partner of The
Oxford Financial Group (predecessor
of Ocwen) from 1983 to 1995
HLSS Leadership Team

Served as a director since October 2011
and was appointed President in March
2012
Previously served as CFO and Chief
Accounting Officer and EVP at Ocwen
Financial, Ocwen Asset Management
and Ocwen Loan Servicing
Duties included directing Ocwen's
Advance Facility
Serves as CFO and SVP
Previously served as VP of Ocwen
Financial
Duties included directing Ocwen's
Advance Facility
Previously held several positions at
AT&T, including CFO of National
Business Markets, Online Markets
and BellSouth Community
Technologies
Serves as Treasurer and SVP
Previously served as Senior VP and
Treasurer of Ocwen Financial
Worked at Ocwen since 1995,
primarily in Treasury, Capital Markets
and Servicing Acquisitions
Previously employed by Deloitte as a
Senior Analyst on the CMO team
New York Certified Public Accountant
SVP of Investor Relations and Capital
Markets
Previously served as investment
banker at UBS and J.P. Morgan
Duties included capital raising for
financial services companies,
including Ocwen
Ran Alternative Capital Markets
group at UBS
William C. Erbey John P. Van Vlack
James E. Lauter
Richard Delgado
Bryon E. Stevens

HLSS HOME LOAN™ SERVICING SOLUTIONS

Note: Data as of Q2 2013

$99.9 Billion
Portfolio UPB
$4.2 Billion
$95.7 Billion
Downside Protection

9

Assets are a 5% First-Priority Claim
HLSS Overview
HLSS Assets
1
1 Assets exclude proceeds of $661.5 million from the June issuance of debt and equity that was deployed on July 1
2   Reserves associated with the Advance Financing Facility
Cash &
Reserves 1,2
$0.1 Billion
or 3%
Rights to MSRs
$0.4 Billion or 10%
~95% decline in real estate value would be required to impair HLSS’ assets
HLSS’ total assets are 25 times over collateralized by ending UPB of $99.9 billion
1
90% of assets are servicing advances or cash which are carried at par and have no MTM
10% of assets are non-agency MSRs that have a stable valuation history
No change in servicing asset valuations since inception
Advances are recovered at “top-of-the-waterfall” from loan proceeds
Servicing Advances
$3.7 Billion or 87.00%

HLSS HOME LOAN SERVICING SOLUTIONS™

HSART Maturity Distribution (ex. VFNs)
Outstanding ($ in millions)
900
800
700
600
500
400
300
200
100
0
A-1+
BBB
A
AA
AAA
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Quarter

On January 22, 2013, HLSS issued a series of term notes that were utilized to refinance VFN balances associated with the
December bulk purchase
$1.15bn of combined one-year, three-year and five-year term notes rated AAA to BBB (S&P)
–
Marked the first five-year offered note secured by servicing advance receivables (“SAR”)
On May 21, 2013, HLSS issued two series of term notes that were utilized to reduce borrowing on VFN notes and acquire an additional $377.0mm of servicing advances from Ocwen
$850.0mm of combined two-year and four-year notes rated AAA to BBB (S&P)
On August 8, 2013, HLSS issued two series of term notes that were utilized to pay down VFN balances
$400.0mm of combined one-year and three-year notes rated AAA to BBB (S&P)
On September 20, 2013, HLSS issued one series of term notes that were utilized to pay down VFN balances
$350.0mm of one-year notes rated AAA to BBB (S&P)
HLSS Term Note Issuance Program

HLSS is expected to continue its presence in the Term ABS market in order to efficiently finance future acquisitions of servicing advance assets and refinance existing notes as they mature
HLSS Overview

HLSS Overview
HLSS Portfolio Details
___________________________
1. Performing loans include those loans that are current or have been delinquent for less than 90 days in accordance with their original terms and those loans for which borrowers are making scheduled payments under loan modification, forbearance or bankruptcy plans. We consider all other loans to be non-performing.
HLSS Portfolio Overview
($ in thousands)

Residential Assets Serviced
Unpaid Principal Balance
Performing Loans
(1)
77,853,961 $
77.9%
60,788,667 $
76.6%
11,867,430 $
78.9%
Non-Performing Loans 20,097,023
20.1%
16,714,970
21.1%
2,630,919
17.5%
Non-Performing Real Estate 1,961,039
2.0%
1,857,237
2.3%
533,339
3.5%
Total Residential Assets Serviced 99,912,023 $         100.0% 79,360,874 $         100.0% 15,031,688 $         100.0%
Loan Count
Performing Loans
(1)
545,336
83.3%
451,255
82.1%
80,104
83.9%
Non-Performing Loans 98,554 15.1% 88,534 16.1% 12,836 13.4%
Non-Performing Real Estate 10,811
1.7%
10,160
1.8%
2,546
2.7%
Total Residential Assets Serviced 654,701                 100.0% 549,949                 100.0% 95,486                   100.0%
Percent of total UPB
Non-Performing 22.1% 23.4% 21.1%
Average CPR
June 30, 2013 December 31, 2012 March 31, 2012
12.5% 13.2% 14.2%

Ocwen Overview 12 * * * * * * *

The HLSS-Ocwen subservicing relationship allows HLSS to benefit from Ocwen’s industry expertise and previous experience servicing the assets
Ocwen Overview
HLSS holds the contractual right to receive all servicing
fees related to mortgage servicing rights with UPB of
$99.9bn as of June 30, 2013
July 1, 2013, HLSS purchased $83.6bn in UPB of
mortgage loans with $2.4bn in servicing advances from
Ocwen
HLSS has engaged Ocwen to service the HLSS portfolio.
Ocwen is also expected to be engaged as subservicer on
foreseeable future asset acquisitions
The majority of Ocwen’s subservicing fee is structured as
an incentive fee which rewards collateral performance
thereby reducing HLSS’s cost of advance financing
All current HLSS assets were acquired from Ocwen.  As a
result, Ocwen has previous experience servicing the HLSS
portfolio
HLSS does not have and does not intend to develop its
own mortgage servicing platform
Ocwen has begun to migrate to a fee-for-service model
with lower leverage and lower balance sheet requirements
HLSS-Ocwen Subservicing Relationship

Pure play mortgage servicer with over $7.4 bn¹
in market
capitalization and total equity of $1.7bn at June 30, 2013
Ocwen services loans across all 50 states, the District of
Columbia and two U.S. territories providing geographic
diversification for its servicing portfolio
Servicing portfolio of 2,785,925 loans and real estate assets with $436.2bn UPB as of June 30, 2013
Ocwen has completed over 300,000 loan modifications since
January 2008
20+ years of innovation in loss mitigation
#1 in servicing quality in third party studies of servicers
Low cost, scalable servicing platform and technology
HLSS-Ocwen Relationship Overview Ocwen Servicing Highlights
1. As of October 3, 2013, based upon a share price of $54.24 and outstanding shares of 135.8mm.

27 bps
Subservicing Fee
paid to Ocwen
21 bps Incentive
Fee
6 bps
Base Fee
~76%
Downside
Protection
~24%
Base Fee
Incentive fee establishes an effective floor on yield while maintaining upside potential
Subservicing Fee Adjusts to
Support Targeted Yield

HLSS largest expense can be
reduced by up to 76% to stabilize
earnings
Protects against higher interest
expense if servicing advances
increase
HLSS benefits from lower interest
expense if servicing advances
decrease
Subservicing Fee
1
1. Amounts based on 54 bps servicing fee earned and 27 bps retained fee in Q2 2013. The incentive fee is the servicing fee minus the base fee and the retained fee.
Ocwen Overview

Ocwen Overview
Global Servicing Platform

Ocwen employs approximately 10,000 professionals and staff worldwide
1
Houston, TX
Bangalore, India
Mumbai, India
Montevideo, Uruguay
Atlanta, GA
West Palm Beach,
FL
St. Croix, US
Virgin Islands
1. As of June 30, 2013.
Mount Laurel, NJ
Dallas, TX
Pune, India
Waterloo, IA
Burbank, CA
Fort Washington,
PA

Ocwen has a successful history of boarding and managing mortgage servicing portfolios
Ocwen Overview
Ocwen Servicing Portfolio History

Performance and Proven Ability to Ramp Up
Date Portfolio Number of Loans UPB ($bn) Days to Board
2009 Q3 Freddie Mac - TBW DQ Loan Subservicing 24,000 $4.2 11 days
2009 Q3
to 2010 Q3
Freddie Mac - TBW DQ Loan - Monthly Flow
1,500
to 5,000
Varied 30 days
2009 Q4 Undisclosed - Subprime Subservicing 62,000 $9.6 45 days
2010 Q1 Saxon - MSR Purchase 36,000 $6.7 45 days
2010 Q3 HomEq - MSR Purchase 134,000 $22.3 90 days
2011 Q2 Undisclosed - Subprime Subservicing 13,000 $3.2 45 days
2011 Q3 Litton - MSR Purchase 156,000 $ 23.2 90 days
2011 Q4 Litton - MSR Purchase 87,000 $14.7 150 days
2012 Q2 Saxon and JPMorgan Chase - MSR Purchases 104,000 $20.2 90 days
2012 Q2 Bank of America - MSR Purchase 53,000 $10.7 90 days
2012 Q2 Aurora Bank - MSR Purchase 3,316 $1.8 75 days
2012 Q2 Large Bank Subservicing - Held For Investment Loans 9,000 $1.8 120 days
2012 Q3 Fannie Mae / Freddie Mac – MSR Purchases 1,700 $0.3 45 days
2012 Q3 Fannie Mae – MSR Purchases 7,100 $2.2 45 days
2012 Q4 Homeward – MSR Purchase 421,000 $77.0 90 days 1
2013 Q1 ResCap – MSR Purchase $175.3
2013 Q2 OneWest Bank, FSB – Announced MSR Purchase $78.0
1. Only includes the PLS portion of the acquisition.
Note: Number of Loans are not exact values, rather show approximated value.

Ocwen Overview
Litton
Acquisition exceeding pro forma expectations
Delinquencies have been reduced substantially since boarding, 9 point drop in delinquencies
Boarded approximately 240,000 loans of which 1/3 were 60+days delinquent while quickly improving performance and proving the scalability of Ocwen’s servicing platform
Saxon
MSR portfolio of approximately $22.2bn UPB of Agency and Non-Agency mortgages acquired April 2, 2012
Also included acquisition of subservicing agreements relating to $2.7bn UPB of Agency and Non-Agency mortgages
Ocwen already sub-serviced approximately $9.9bn of this UPB
Acquisition already showing good results in delinquency and advance reduction
JPM Chase
Acquired MSRs for approximately $8.0bn UPB of non-prime loans on April 2, 2012
Simultaneous close of 104,000 Saxon and Chase loans demonstrates the flexibility and scalability of Ocwen’s platform
Aurora Commercial Portfolio
Acquired servicing of 3,316 commercial mortgage loans with $1.8bn UPB on May 31, 2012
Bank of America
Boarding completed for the GSE portfolio of $10.7bn UPB acquired on May 22, 2012
Homeward
Acquired Homeward Residential Holdings, Inc., existing origination and residential mortgage loan servicing platform of approximately
421,000 loans and $77.0bn in UPB on December 27, 2012
Boarding of PLS portfolio completed on March 15, 2012
ResCap
On February 15, 2012, acquired MSRs to “private label” loans of approximately $49.6bn in UPB, $19.2bn of Freddie Mac loans, $38.5bn of Ginnie Mae loans, $42.1bn of loans under master servicing agreements, and assumed subservicing contracts of $25.9bn in UPB
Genworth
Acquired Genworth Financial Home Equity Access, Inc. reverse mortgage business (Liberty) on April 3, 2013
OneWest
On June 13, 2013, announced the planned acquisition of mortgage servicing rights with $78.0bn in UPB from OneWest Bank, FSB
Ocwen Servicing Portfolio Update

HLSS HOME LOAN™ SERVICING SOLUTIONS

▪

46%
41%
36%
31%
26%
21%
16%
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Legacy Ocwen
Saxon
HomEq
Litton
Saxon New
Chase
Homeward

9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Legacy Ocwen
Saxon
HomEq
Litton
Saxon New
Chase
Homeward

For acquired portfolios, superior loss mitigation processes enable Ocwen to reduce delinquency rates and advances
Ocwen Servicing Effectiveness

Ocwen Overview
90+ Days Delinquent by Portfolio
1
Advances as a % of UPB
1,2
Reducing delinquencies and advances creates value through lower capital requirements, lower interest expense and lower operating costs
1. Excludes Homeward GSE loans on the ResCap platform
2. Includes advances not on Ocwen’s books due to transfer to HLSS

Ocwen Overview
Ocwen Servicing Portfolio Details

1. Performing loans include those loans that are current (less than 90 days past due) and those loans for which borrowers are making scheduled payments under loan modification, forbearance or bankruptcy plans. We consider all other loans to be non-performing.
2. At June 30, 2013, Ocwen serviced 889,248 subprime loans with UPB of $128.7bn. This compares to 747,908 subprime loans with a UPB of $113.4bn at December 31, 2012 and 615,811 subprime loans with a UPB of $94.4bn at June 30, 2012. Excludes Alt-A and other non-prime categories available for purchase by HLSS.
3. Excludes Freddie Mac loans serviced under special servicing agreements where we have no obligation to advance.
4. The increase in average CPR compared to prior periods relates primarily to changes in portfolio composition.
($ in thousands)
Ocwen reduced delinquencies even while adding highly delinquent portfolios
Residential Assets Serviced
Unpaid Principal Balance
Performing Loans
(1)
373,239,600 $
85.6%
153,824,497 $
75.5%
71,900,689 $
70.4%
Non-Performing Loans 56,372,087 12.9% 43,568,536 21.4% 24,097,130 23.6%
Non-Performing Real Estate 6,643,696 1.5% 6,272,683 3.1% 6,201,403 6.1%
Total Residential Assets Serviced
(2) 436,255,383 $      100.0% 203,665,716 $      100.0% 102,199,222 $          100.0%
HLSS Assets Serviced by Ocwen 99,912,023 $       22.9% 79,360,874 $       39.0%
Loan Count
Performing Loans
(1)
2,415,692
86.7%
982,391
80.5%
516,923
77.0%
Non-Performing Loans 334,122 12.0% 204,325 16.7% 123,584 18.4%
Non-Performing Real Estate 36,111 1.3% 33,240 2.7% 31,116 4.6%
Total Residential Assets Serviced
(2)
2,785,925            100.0% 1,219,956            100.0% 671,623                   100.0%
Percent of total UPB
Servicing Portfolio 78.9% 86.0% 77.5%
Subservicing Portfolio 21.1% 14.0% 22.5%
Non-Performing, Excl. FHLMC
(3)
14.4% 18.4% 21.2%
Average CPR
(4)
June 30, 2013 December 31, 2012
20.8% 14.7%
December 31, 2011
14.4%

HSART Master Trust Overview 20 * * * ** * * * *

HLSS HOME LOAN SERVICING SOLUTIONS™

SAR ABS Outstanding
HSART 2012 – T2 Issuance
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
5/9/2011
7/9/2011
9/9/2011
11/9/2011
1/9/2012
3/9/2012
5/9/2012
7/9/2012
9/9/2012
11/9/2012
1/9/2013
3/9/2013
5/9/2013
7/9/2013
9/9/2013
SAR ABS Outstanding

HSART Investor Growth
Number of Investors
70
60
50
40
30
20
10
34
55
64
66
69
HSART 2012 - T2
HSART 2013 - T1
HSART 2013 - T2/T3
HSART 2013 - T4/T5
HSART 2013 - T6
Existing Investors
New Investors
Cumulative Servicing Advance ABS Investors

▪

▪

▪

▪

▪

The SAR ABS market has grown in size from less
than $1.0bn in the first half of 2011, marked by the
issuance of a solitary transaction - SART 1, to
$4.75bn as of October 2013, with issuances
spread between two different issuers
The increased float in the market has led to an
active secondary market across the capital stack
Since October, the investor base has expanded
from 34 accounts in the inaugural HSART offering
to a cumulative total participation of 69 accounts
Investors have taken a great deal of interest in the
growth prospects of this market as there appears
to be a robust forward pipeline, given the
acquisition announcements by several specialty
finance companies of servicing portfolios
The trend toward more frequent issuance has
enticed investors to commit more resources to the
SAR asset class
SAF Market Update
HSART Master Trust Overview

HSART Structural Summary
Master Trust Overview
HSART is structured as a master trust facility that provides HLSS the flexibility to periodically issue different debt series secured by a common collateral series
Cross collateralized receivables pool backing all series consists of approximately $5.5bn in receivables related to approximately $160.5bn in UPB on
1,567 non-agency PSAs
Twelve series have been issued thus far, and eleven are currently outstanding

September 2012
Series 2012-VFN1—variable funding note series ($550.0mm max balance)
Series 2013-MM1—WFS structured series providing for the issuance of 2a-7 money market eligible class ($293.5mm)
2a-7 note was reissued on September 26, 2013 and was priced at 1ML + 0.20%
Included AA rated term notes directly purchased by Wells Fargo Bank (WFB)
Series 2012-T1—original medium term notes series ($600.0mm) refinanced with the issuance of the Series 2012-T2
October 2012
Series 2012-T2—Two group term note $700.0mm series (1 and 3-year) broadly marketed to ABS term investors
December 2012
Series 2012-VF2 & VF3—variable funding note series ($1,100.0mm max balance for both series)
January 2013
Series 2013-T1—3 groups of term notes $1,150.0mm (1, 3 and 5-year) broadly marketed to ABS term investors
May 2013
Series 2013-T2—$375.0mm (2-year) broadly marketed to ABS term investors
Series 2013-T3—$475.0mm (4-year) broadly marketed to ABS term investors
August 2013
Series 2013-T4—$200.0mm (1-year) broadly marketed to ABS term investors
Series 2013-T5—$200.0mm (3-year) broadly marketed to ABS term investors
September 2013
Series 2013-T6 - $350.0mm (1-year) broadly marketed to ABS term investors
HSART Master Trust Overview
Current HSART Master Trust
Series:
2012
VF1 - VF3
2012
T2
2013
T1
2013
T2
2013
T3
2013
T4
2013
T5
2013
T6
2013
MM1
Note Holder BC/WFS/CS
ABS
Investors
ABS
Investors
ABS
Investors
ABS
Investors
ABS
Investors
ABS
Investors
ABS
Investors
WFB
Variable
Funding Notes
Medium Term Notes Medium Term Notes Medium Term Notes
Medium
Term Notes
2a-7
($ in Millions)
Max Capacity $1650.0 $700.0 $1,150.0 $375.0 $475.0 $200.0 $200.0 $350.0 $293.5
Lowest
Rating
BBB BBB BBB BBB BBB BBB BBB BBB AA

Revolving Period
For any class or series, commences on the issuance date and ends on the earlier to occur of (i) a targeted amortization event and (ii) an early amortization event
MTN Holders – Interest-only period for MTNs, no principal is due or paid
Targeted Amortization Period (“TAP”)
For any class or series, commences upon the occurrence of a targeted amortization event. During a TAP for any class or series, new receivables are still funded while collections are used to amortize such class or series on a scheduled basis
MTN Holders – Holders of MTN series notes will be contractually entitled to repayment over a six or twelve-month repayment of principal which are to be paid from collections. In the event collections are unable to support the scheduled amortization of all notes in TAP, the full transaction would enter the early amortization period described below
Facility Early Amortization Period (“EAP”)
For all
classes within the HSART facility, commences upon the occurrence of an early amortization event. During the
EAP, new advances are not funded and all collections are used to fully turbo all outstandings series on a pro-rata and pari passu basis
MTN Holders – Upon an early amortization event, all series are allocated a pro-rata portion of collections according to their respective “Invested Amounts”. Classes within each series are paid sequentially according to seniority
Transaction Phases
HSART Transaction Phases

HSART Master Trust Overview

Advances in excess of the below established thresholds are excluded from the collateral base calculation thereby reducing the effective Advance Rate
Target Amortization Events
Earlier of the related expected repayment date or the occurrence of the following events:
Monthly reimbursement rate < 5.00%
The interest coverage ratio is < 5.00x as determined on the payment date and the two (2) proceeding payment dates
Servicer termination events on servicing agreements represents > 15.00% of all eligible servicing agreements included in the facility
Redemption Option Trigger Condition (Collateral Value of all Facility Eligible Receivables / Aggregate Note Balance) < 100.00% for 2 months
Facility Eligible Receivables and Servicing Agreements
Criteria includes but not limited to:
Mortgage loan is secured by a first lien on the property
All PSAs provide for “first-in, first-out” or “FIFO” reimbursement of advances
Only 15.00% of PSAs provide for non-pool level recoverability provisions, which are subject to further loan level collateral tests
Investor Protections
HSART Investor Protections

Collateral Value Exclusions
HSART Master Trust Overview
Test Threshold Explanation
Advance Ratio >100.00%
For each designated servicing agreement, stressed non-recoverable advances divided by scheduled P&I  remittances for a given month cannot exceed 100.00%
Market Value Ratio >25.00%
PSA level test - ratio of funded receivables to aggregate mortgage net property market value cannot exceed 25.00%
Small UPB and mortgage loan sublimit >2.50% Advances from  Small Threshold PSAs cannot exceed 2.50% of all eligible receivables
Low UPB and mortgage loan sublimit
1
>7.50%
Advances from  Small Threshold PSAs and Low Threshold PSAs cannot exceed 7.50% of all eligible receivables
Middle UPB and mortgage loan sublimit
1
>15.00%
Advances from  Small Threshold PSAs, Low Threshold PSAs, and Middle Threshold PSA cannot exceed 15.00% of all eligible receivables
Single PSA funded limit >15.00%
Total receivables balance associated with any one PSA cannot exceed 15.00% of all master trust receivables funded
Loan level PSA sublimit >15.00% Advances from Loan-Level Receivables cannot exceed 15.00% of all eligible receivables
Loan Level Market Value Ratio >50.00%
The total loan level receivables with respect to any loan, cannot exceed 50.00% of the net property value of such mortgaged property
Restricted DSFs >3.25%
Loan-level DSFs and not immediately recoverable (upon termination) DSFs cannot exceed 3.25%
of all master trust receivables
1. Low UPB sublimit is cumulative to include Small UPB test; Middle UPB sublimit includes both Small and Low tests.

HLSS HOME LOAN™ SERVICING SOLUTIONS

100.0%
97.0%
94.0%
91.0%
88.0%
85.0%
82.0%
79.0%
76.0%
73.0%
TAE
Advance Rate Reduction
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
Monthly Reimbursement Rate
HSART 2013-T6

All HSART series feature two structural mechanisms (with similar sounding names) that provide significant protection as monthly reimbursement rates (“MRR”) slow
Targeted Amortization Event Trigger - MRR threshold of  5.00%;  series begins a 12 month amortization period upon trigger
Trigger Advance Rate (“TAR”)  - an additional independent performance based test described below
The Trigger Advance Rate serves as an advance rate reduction mechanism based on MRR performance
Formulaic approach to measure collateral reimbursement speed adequacy will be the lessor of:
(i) the S&P issued Advance Rate; or
(ii) The Trigger Advance Rate (as shown below)
The formula is designed to measure the amount of haircut required to support the negative carry associated with an extended recovery timeline. Such extended timeline is a function of the actual MRRs observed but stressed further for conservatism
HSART Trigger Advance Rate
HSART Trigger Advance Rate
HSART Series 2013-T6
HSART Master Trust Overview

HSART 2013-T6 TAR
AAA BBB
MRR S&P A/R TAR A/R S&P A/R TAR A/R
12.00% 87.68% 92.76% 0.00% 95.20% 97.20% 0.00%
11.00% 87.68% 92.10% 0.00% 95.20% 96.94% 0.00%
10.00% 87.68% 91.31% 0.00% 95.20% 96.64% 0.00%
9.00% 87.68% 90.34% 0.00% 95.20% 96.26% 0.00%
8.00% 87.68% 89.14% 0.00% 95.20% 95.79% 0.00%
7.00% 87.68% 87.58% -0.06% 95.20% 95.19% -0.01%
6.00% 87.68% 85.51% -2.13% 95.20% 94.39% -0.79%
5.00% 87.68% 82.62% -5.02% 95.20% 93.27% -1.91%
4.00% 87.68% 78.27% -9.35% 95.20% 91.59% -3.59%
3.00% 87.68% 71.03% -16.58% 95.20% 88.79% -6.39%

Master Trust Receivables Distribution
HSART Master Trust Overview
1.
Estimated balance as of August 15, 2013.
HSART Collateral Base
Receivables Distribution
Series 2013-T6 2013-T6 Advance Rate (BBB) Receivables Balance % of Receivables
Judicial Escrow
94.25% $              1,833,530,063 33.27%
Judicial P&I 96.00% 1,286,500,982 23.34%
Non-Judicial P&I 96.75% 710,247,456 12.89%
Judicial Corporate 94.25% 661,039,461 11.99%
Non-Judicial Escrow 96.25% 485,582,786 8.81%
Non-Judicial Corporate 95.25% 292,816,169 5.31%
Judicial DSF 92.75% 151,796,193 2.75%
Non-Judicial DSF 96.25% 89,502,282 1.62%
Loan-Level Judicial P&I 95.50% N/A 0.00%
Loan-Level Non-Judicial P&I 96.50% N/A 0.00%
Loan-Level Judicial Escrow 93.00% N/A 0.00%
Loan-Level Non-Judicial Escrow 95.75% N/A 0.00%
Loan-Level Judicial Corporate
93.00% N/A 0.00%
Loan-Level Non-Judicial Corporate 94.50% N/A 0.00%
Total Receivable Amount 95.20% $              5,511,015,393 100.00%

Appendices 27 * * * * * * * *

Appendix: Past Transactions 28 * * * * * * * *

Capital Structure
HSART Series 2013 – T6
Marketing Summary
Appendices

One Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-T6 AAA(sf) $          322,900,000 87.68% 95 1.29%
0.99 9/15/2014
B-T6 AA(sf) $            13,800,000 91.53% 115 1.49%
C-T6 A(sf) $              7,000,000 93.46% 140 1.74%
D-T6 BBB(sf) $              6,300,000 95.20% 190 2.24%
Total $          350,000,000 98 1.32%

Capital Structure
HSART Series 2013 – T4/T5
Marketing Summary
Appendices

One Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-T4 AAA(sf) $          184,500,000 87.91% 0.85% 1.19%
1.02 8/15/2014
B-T4 AA(sf) $              7,900,000 91.68% 1.20% 1.54%
C-T4 A(sf) $              4,000,000 93.56% 1.45% 1.79%
D-T4 BBB(sf) $              3,600,000 95.27% 2.00% 2.34%
Total $          200,000,000 1.23%
Three Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-T5 AAA(sf) $          182,100,000 85.32% 1.15% 1.99%
3.02 8/15/2016
B-T5 AA(sf) $              9,300,000 89.66% 1.45% 2.29%
C-T5 A(sf) $              4,500,000 91.73% 1.70% 2.54%
D-T5 BBB(sf) $              4,100,000 93.63% 2.50% 3.34%
Total $          200,000,000 2.04%
Cumulative Total $          400,000,000 1.84% 1
1 Duration WA COF

Capital Structure
HSART Series 2013 – T2/T3
Marketing Summary
Appendices

Two Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-T2 AAA(sf) $          323,339,000 80.25% 0.78% 1.15%
1.98 5/15/2015
B-T2 AA(sf) $            26,269,000 86.77% 1.13% 1.50%
C-T2 A(sf) $            13,064,000 90.02% 1.48% 1.85%
D-T2 BBB(sf) $            12,328,000 93.08% 2.03% 2.40%
Total
$          375,000,000
1.24%
Four Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-T3 AAA(sf) $          406,276,000 78.56% 1.09% 1.80%
3.98 5/15/2017
B-T3 AA(sf) $            35,358,000 85.40% 1.44% 2.15%
C-T3 A(sf) $            17,220,000 88.73% 1.69% 2.40%
D-T3 BBB(sf) $            16,146,000 91.85% 2.44% 3.15%
Total
$          475,000,000
1.89%
Cumulative Total $          850,000,000
1.61%1
1 Duration WA COF

Capital Structure
HSART Series 2013 – T1
Marketing Summary
Appendices

One Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-1-T1 AAA(sf) $          562,355,000 79.84% 0.59% 0.90%
0.98 1/15/2014
B-1-T1 AA(sf) $            44,887,000 86.21% 0.94% 1.25%
C-1-T1 A(sf) $            22,303,000 89.38% 1.34% 1.65%
D-1-T1 BBB(sf) $            20,455,000 92.28% 2.19% 2.50%
Total $          650,000,000 1.00%
Three Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-2-T1 AAA(sf) $          302,807,000 79.84% 1.02% 1.50%
2.98 1/15/2016
B-2-T1 AA(sf) $            24,170,000 86.21% 1.27% 1.75%
C-2-T1 A(sf) $            12,010,000 89.38% 2.02% 2.50%
D-2-T1 BBB(sf) $            11,013,000 92.28% 2.77% 3.25%
Total $          350,000,000 1.61%
Five Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-3-T1 AAA(sf) $          129,774,000 79.84% 1.44% 2.30%
4.98 1/16/2018
B-3-T1 AA(sf) $            10,359,000 86.21% 1.89% 2.75%
C-3-T1 A(sf) $              5,147,000 89.38% 2.64% 3.50%
D-3-T1 BBB(sf) $              4,720,000 92.28% 3.64% 4.50%
Total $          150,000,000 2.44%
Cumulative Total $        1,150,000,000 1.70% 1
1 Duration WA COF

HSART Series 2012 - T2
Marketing Summary

Capital Structure
Appendices
One Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-1 AAA(sf) $          215,067,000 78.00% 1.04% 1.35%
1.00 10/15/2013
B-1 AA(sf) $            17,807,000 85.00% 1.44% 1.75%
C-1 A(sf) $              8,903,000 88.00% 2.94% 3.25%
D-1 BBB(sf) $              8,223,000 91.00% 3.69% 4.00%
Total $          250,000,000 1.53%
Three Year
Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date
A-2 AAA(sf) $          387,121,000 78.00% 1.50% 2.00%
3.00 10/15/2015
B-2 AA(sf) $            32,053,000 85.00% 2.00% 2.50%
C-2 A(sf) $            16,026,000 88.00% 3.50% 4.00%
D-2 BBB(sf) $            14,800,000 91.00% 4.50% 5.00%
Total $          450,000,000 2.21%
Cumulative Total $          700,000,000 2.10% 1
1 Duration WA COF

Appendix: Performance 34 * * * * * * * * *

Remittance Report Excerpt
Appendices
HSART Remittance Report
Investor
1st Lien Gross
Advance
Funded Advance
Receivable Balance UPB Loan Count
Small
Threshold
Servicing
Small
Threshold
Servicing
>2.50%
Low
Threshold
Servicing
Low
Threshold
Middle
Threshold
Servicing
Middle
Threshold
Low
Threshold
>7.50%
Middle
Threshold
> 15%
Market Value Ratio
> 25% UPB Ratio
UPB Ratio
> 20% 15% Adv of Global
2011 $329,624 $272,257 $9,681,708 174              N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N 2.81% N 0.00%
2012 $95,831 $85,857 $3,104,375 45               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N
2.77%
N 0.00%
2013 $419,639 $365,284 $5,441,618 118              N 0.00% Y 0.01% Y 0.01% 0.01% 0.01% N 6.71% N 0.01%
2014 $419,901 $337,846 $7,931,190 161              N 0.00% Y 0.01% N 0.00% 0.01% 0.01% N 4.26% N 0.01%
2039 $22,938 $17,901 $1,212,079 23               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N
1.48%
N 0.00%
2041 $116,432 $95,596 $3,055,828 51               N 0.00% Y 0.00% Y 0.00% 0.00% 0.00% N
3.13%
N 0.00%
2042 $136,991 $117,091 $2,267,676 44               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N 5.16% N 0.00%
2119 $343,823 $343,823 $9,699,581 140              N 0.00% Y 0.01% N 0.00% 0.01% 0.01% N
3.54%
N 0.01%
2131 $163,745 $148,224 $5,231,340 76               N 0.00% Y 0.00% Y 0.00% 0.00% 0.01% N
2.83%
N 0.00%
2132 $49,798 $49,594 $2,242,164 32               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N 2.21% N 0.00%
2139 $311,231 $253,977 $4,592,450 87               N 0.00% Y 0.00% Y 0.00% 0.00% 0.01% N 5.53% N 0.00%
2144 $564,001 $558,666 $8,209,861 109              N 0.00% Y 0.01% Y 0.01% 0.01% 0.02% N
6.80%
N 0.01%
2154 $284,708 $255,430 $7,886,027 126              N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N
3.24%
N 0.00%
2158 $80,789 $70,434 $2,266,757 30               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N 3.11% N 0.00%
2159 $214,545 $176,440 $7,304,157 116              N 0.00% Y 0.00% Y 0.00% 0.00% 0.01% N 2.42% N 0.00%
2161 $1,375,231 $1,118,002 $13,756,300 193              N 0.00% N 0.00% Y 0.02% 0.00% 0.02% N
8.13%
N 0.02%
2164 $113,671 $97,044 $3,934,590 64               N 0.00% Y 0.00% Y 0.00% 0.00% 0.00% N
2.47%
N 0.00%
2166 $108,371 $82,520 $3,655,069 49               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N 2.26% N 0.00%
2172 $1,131,242 $862,670 $34,842,567 491              N 0.00% N 0.00% N 0.00% 0.00% 0.00% N 2.48% N 0.02%
2178 $374,063 $320,455 $11,059,786 212              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N
2.90%
N 0.01%
2182 $465,200 $393,958 $14,744,143 178              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N
2.67%
N 0.01%
2183 $992,130 $846,568 $18,144,079 322              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N 4.67% N 0.01%
2189 $521,879 $453,602 $13,214,240 160              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N 3.43% N 0.01%
2192 $320,731 $291,983 $10,909,776 128              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N
2.68%
N 0.01%
2194 $123,897 $102,897 $7,109,443 73               N 0.00% Y 0.00% Y 0.00% 0.00% 0.00% N
1.45%
N 0.00%
2196 $976,379 $741,480 $17,828,041 254              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N 4.16% N 0.01%
2197 $188,300 $171,460 $7,478,625 106              N 0.00% Y 0.00% Y 0.00% 0.00% 0.01% N 2.29% N 0.00%
2199 $365,400 $333,962 $14,880,689 171              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N
2.24%
N 0.01%
2200 $502,357 $444,399 $8,576,141 103              N 0.00% Y 0.01% Y 0.01% 0.01% 0.02% N 5.18% N 0.01%
2201 $413,207 $413,207 $16,585,515 200              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N 2.49% N 0.01%
2203 $651,627 $592,630 $8,531,181 115              N 0.00% Y 0.01% Y 0.01% 0.01% 0.02% N
6.95%
N 0.01%
2210 $637,750 $573,666 $22,335,484 250              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N
2.57%
N 0.01%
2212 $924,618 $711,018 $18,859,259 258              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N 3.77% N 0.01%
2220 $1,086,284 $1,033,699 $18,716,435 202              N 0.00% N 0.00% Y 0.02% 0.00% 0.02% N 5.52% N 0.02%
2224 $958,182 $834,866 $27,474,708 342              N 0.00% N 0.00% N 0.00% 0.00% 0.00% N
3.04%
N 0.01%
2225 $939,861 $786,665 $33,389,997 424              N 0.00% N 0.00% N 0.00% 0.00% 0.00% N
2.36%
N 0.01%
2227 $496,680 $411,213 $19,743,793 234              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N 2.08% N 0.01%
2228 $1,182,070 $951,995 $21,704,490 290              N 0.00% N 0.00% Y 0.02% 0.00% 0.02% N 4.39% N 0.02%
2229 $444,042 $379,661 $8,029,212 82               N 0.00% Y 0.01% Y 0.01% 0.01% 0.01% N
4.73%
N 0.01%
2232 $118,086 $109,213 $5,508,624 59               N 0.00% Y 0.00% Y 0.00% 0.00% 0.00% N
1.98%
N 0.00%
2237 $1,608,594 $1,408,955 $29,531,496 383              N 0.00% N 0.00% N 0.00% 0.00% 0.00% N 4.77% N 0.02%
2238 $174,282 $174,282 $5,974,509 68               N 0.00% Y 0.00% Y 0.00% 0.00% 0.01% N 2.92% N 0.00%
2242 $903,356 $633,177 $26,644,668 339              N 0.00% N 0.00% N 0.00% 0.00% 0.00% N
2.38%
N 0.01%
2243 $408,568 $368,752 $15,233,655 213              N 0.00% N 0.00% Y 0.01% 0.00% 0.01% N
2.42%
N 0.01%
2244 $163,458 $133,936 $16,528,119 200              N 0.00% N 0.00% Y 0.00% 0.00% 0.00% N 0.81% N 0.00%
2245 $358,010 $303,959 $7,611,996 62               N 0.00% Y 0.01% Y 0.01% 0.01% 0.01% N 3.99% N 0.01%
2252 $32,145 $32,145 $4,341,055 41               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N
0.74%
N 0.00%
2253 $219,955 $161,145 $9,097,323 77               N 0.00% Y 0.00% Y 0.00% 0.00% 0.01% N 1.77% N 0.00%
2256 $246,811 $206,406 $6,463,466 48               N 0.00% Y 0.00% N 0.00% 0.00% 0.00% N 3.19% N 0.00%

HOME LOAN™ SERVICING SOLUTIONS

18.00%
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
Jan 12
Feb 12
Mar 12
Apr 12
May 12
June 12
July 12
Aug 12
Sep 12
Oct 12
Nov 12
Dec 12
Jan 13
Feb 13
Mar 13
Apr 13
May 13
June 13

Monthly Reimbursement Rate
Appendices
Historical Monthly Reimbursement Rate
*Monthly reimbursement rates as reflected from Ocwen performance history
Jan 12 Feb 12 Mar 12 Apr 12 May 12 June 12 July 12 Aug 12 Sep 12 Oct 12 Nov 12 Dec 12 Jan 13 Feb 13 Mar 13 Apr 13 May 13 June 13
13.52% 11.98% 12.97% 13.52% 13.84% 13.30% 12.55% 12.20% 11.90% 12.57% 12.66% 12.76% 12.50% 12.26% 13.84% 14.93% 16.82% 16.87%

HLSS HOME LOAN SERVICING SOLUTIONS™

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
Judicial - Pool Level
Non-Judicial - Pool Level
Judicial - Loan Level
Non-Judicial - Loan Level

P&I Judicial and Non-Judicial Recovery Curves at Pool and Loan Level
Appendices
P&I Recovery Curves
Period 8 16 24 32 40 48 56 64 72 76
Judicial - Pool Level 82.57% 88.68% 92.55% 95.05% 96.84% 98.02% 98.98% 99.58% 99.87% 99.94%
Non-Judicial - Pool Level 88.20% 95.26% 97.89% 98.94% 99.47% 99.70% 99.81% 99.84% 99.91% 99.97%
Judicial - Loan Level 71.05% 82.38% 89.55% 93.81% 97.94% 99.31% 100.00% 100.00% 100.00% 100.00%
Non-Judicial - Loan Level 79.72% 91.30% 95.67% 97.45% 99.05% 99.86% 100.00% 100.00% 100.00% 100.00%
Non-agency advance recovery data as of May 2013

HOME LOAN™
SERVICING
SOLUTIONS

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
Judicial - Pool Level
Non-Judicial - Pool Level
Judicial - Loan Level
Non-Judicial - Loan Level

Corporate Judicial and Non-Judicial Recovery Curves at Pool and Loan Level
Appendices
Corporate Recovery Curves
Non-agency advance recovery data as of May 2013
Period 8 16 24 32 40 48 56 64 72 76
Judicial - Pool Level 56.17% 77.04% 87.02% 91.88% 94.88% 96.89% 98.01% 98.96% 99.43% 99.44%
Non-Judicial - Pool Level 70.97% 88.73% 94.67% 97.11% 98.56% 99.13% 99.45% 99.55% 99.74% 99.54%
Judicial - Loan Level 56.41% 76.66% 86.53% 91.70% 95.81% 98.21% 99.76% 100.00% 100.00% 100.00%
Non-Judicial - Loan Level 67.62% 86.11% 92.99% 95.58% 97.85% 99.29% 99.89% 99.86% 100.00% 100.00%

HLSS HOME LOAN SERVICING SOLUTIONS™

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
Judicial - Pool Level
Non-Judicial - Pool Level

DSF Judicial and Non-Judicial Recovery Curves at Pool and Loan Level
Appendices
DSF Recovery Curves
Non-agency advance recovery data as of March 2013
Period 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60
Judicial - Pool Level 41.47% 54.20% 63.81% 71.02% 76.67% 81.26% 84.90% 87.92% 90.49% 92.65% 94.24% 95.71% 96.81% 97.73% 98.31%
Non-Judicial - Pool Level 53.48% 69.05% 79.43% 85.92% 90.09% 92.91% 94.89% 96.33% 97.40% 98.21% 98.73% 99.13% 99.45% 99.64% 99.77%

HLSS HOME LOAN SERVICING SOLUTIONS™

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
Judicial - Pool Level
Non-Judicial - Pool Level
Judicial - Loan Level
Non-Judicial - Loan Level

Period 8 16 24 32 40 48 56 64 72 76
Judicial - Pool Level 52.23% 71.63% 82.67% 89.34% 93.64% 96.35% 98.01% 98.77% 99.27% 99.65%
Non-Judicial - Pool Level 66.62% 86.43% 94.02% 96.97% 98.45% 99.14% 99.51% 99.71% 99.88% 99.99%
Judicial - Loan Level 54.28% 73.18% 85.36% 91.75% 96.09% 98.81% 99.76% 100.00% 100.00% 100.00%
Non-Judicial - Loan Level 65.52% 85.66% 92.87% 95.91% 97.80% 98.81% 99.93% 99.96% 100.00% 100.00%

Escrow Judicial and Non-Judicial Recovery Curves at Pool and Loan Level
Appendices
Escrow Recovery Curves
Non-agency advance recovery data as of May 2013

TM TM HLSS Servicer Advance Receivables Trust * * * * *